SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                                August 7, 2001
               ------------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                               NEW SYSTEMS, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)




                                   Nevada
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)



        000-29407                                    87-0454377
------------------------                  ---------------------------------
(Commission File Number)                  (IRS Employer Identification No.)



       3040 East Commercial Boulevard, Ft. Lauderdale, FL 33308
       --------------------------------------------------------
               (Address of Principal Executive Offices)



                              (954) 772-2297
                     -------------------------------
                     (Registrant's Telephone Number)


        _____________________________________________________________
        (Former Name or Former Address, if changed since last report)



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ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          ---------------------------------------------

The Company changed accountants from Hansen Barnett & Maxwell to Baum
& Company, P.A. The Company terminated Hansen Barnett & Maxwell by resolution by the Company's Board of Directors dated August 7, 2001.
The report of Hansen Barnett & Maxwell on the Company's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern uncertainty.

In connection with the audit of the Company's financial statements for the fiscal years ended December 31, 2000 and 1999, and in the subsequent interim period, there were no disagreements, disputes, or differences of opinion with Hansen Barnett & Maxwell on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Hansen Barnett & Maxwell, would have caused Hansen Barnett & Maxwell to make reference to the matter in its report.

We have provided Hansen Barnett & Maxwell with a copy of this disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the above statements. (A copy of the letter addressed to the Commission is filed as Exhibit 16.1 to this report on Form 8-K.)


ITEM 7. - EXHIBITS
          --------


 Exhibit 16.1 - Letter of Hansen Barnett & Maxwell re: termination as certifying accountant.

                             SIGNATURES
                             ----------

Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEW SYSTEMS, INC.

Dated: August 24, 2001                By:___/s/_Norman Becker_________
                                         Norman Becker, President


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